UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2015

Platform Specialty Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5850

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2014, Platform Specialty Products Corporation (“Platform”) completed the previously-announced acquisition of the agrochemicals business, Chemtura AgroSolutions, of Chemtura Corporation, a Delaware corporation (“Chemtura”) pursuant to the Stock and Asset Purchase Agreement dated April 16, 2014, between Platform and Chemtura (the “CAS Acquisition”).

CAS’ audited combined balance sheets as of December 31, 2013 and 2012, and the related audited combined statements of income, comprehensive income, net parent investment, and cash flows for each of the years in the two-year period ended December 31, 2013 were filed as Exhibit 99.1 to Platform’s Current Report on Form 8-K filed with the SEC on July 11, 2014, and are incorporated by reference in this Item 8.01.

The purpose of this Current Report on Form 8-K is to voluntarily file the following information and financial statements:

(i) CAS Management’s Discussion of Operations and Cash Flows for the audited fiscal years ended December 31, 2013 and 2012 and the unaudited nine-month periods ended September 30, 2014 and 2013, which is attached hereto as Exhibit 99.2 and is incorporated by reference in this Item 8.01;

(ii) CAS’ unaudited combined carve-out interim financial statements consisting of an unaudited balance sheet as of September 30, 2014 and the related unaudited combined statements of income, comprehensive income, net parent investment and cash flows for the nine-month periods ended September 30, 2014 and 2013, which are attached hereto as Exhibit 99.3 and are incorporated by reference in this Item 8.01; and

(iii) Platform’s unaudited pro forma combined consolidated balance sheet as of September 30, 2014 and the related unaudited pro forma combined consolidated statement of operations of Platform for the nine-month period ended September 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the CAS Acquisition, the previously-announced proposed acquisition by Platform of Arysta LifeScience Limited (the “Arysta Acquisition”) and the related financings. For the year ended December 31, 2013, the pro forma is also giving effect to the acquisition of MacDermid Holdings, LLC completed on October 31, 2013 (the “MacDermid Acquisition”) and the related financings. Platform’s unaudited pro formas are attached hereto as Exhibit 99.4, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

99.1	CAS’ audited combined balance sheets as of December 31, 2013 and 2012, and the related audited combined statements of income, comprehensive income, net parent investment, and cash flows for each of the years in the two-year period ended December 31, 2013 (filed as Exhibit 99.1 to Platform’s Current Report on Form 8-K filed with the SEC on July 11, 2014, and incorporated herein by reference).

99.2	CAS Management’s Discussion of Operations and Cash Flows for the audited fiscal years ended December 31, 2013 and 2012 and the unaudited nine-month periods ended September 30, 2014 and 2013.

99.3	CAS’ unaudited combined carve-out interim financial statements consisting of an unaudited balance sheet as of September 30, 2014 and the related unaudited combined statements of income, comprehensive income, net parent investment and cash flows for the nine-month periods ended September 30, 2014 and 2013.

99.4	Platform’s unaudited pro forma combined consolidated balance sheets as of September 30, 2014 and the related unaudited pro forma combined consolidated statement of operations of Platform for the nine-month period ended September 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the CAS Acquisition, the proposed Arysta Acquisition and the related financings. For the year ended December 31, 2013, the pro forma is also giving effect to the completed MacDermid Acquisition and the related financings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

January 12, 2015	By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	CAS’ audited combined balance sheets as of December 31, 2013 and 2012, and the related audited combined statements of income, comprehensive income, net parent investment, and cash flows for each of the years in the two-year period ended December 31, 2013 (filed as Exhibit 99.1 to Platform’s Current Report on Form 8-K filed with the SEC on July 11, 2014, and incorporated herein by reference).

99.2	CAS Management’s Discussion of Operations and Cash Flows for the audited fiscal years ended December 31, 2013 and 2012 and the unaudited nine-month periods ended September 30, 2014 and 2013.

99.3	CAS’ unaudited combined carve-out interim financial statements consisting of an unaudited balance sheet as of September 30, 2014 and the related unaudited combined statements of income, comprehensive income, net parent investment and cash flows for the nine-month periods ended September 30, 2014 and 2013.

99.4	Platform’s unaudited pro forma combined consolidated balance sheets as of September 30, 2014 and the related unaudited pro forma combined consolidated statement of operations of Platform for the nine-month period ended September 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the CAS Acquisition, the proposed Arysta Acquisition and the related financings. For the year ended December 31, 2013, the pro forma is also giving effect to the completed MacDermid Acquisition and the related financings.